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                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated March 24, 2003, with respect to the consolidated financial statements, condensed consolidating financial information and schedule of ConocoPhillips included in the Annual Report (Form 10-K) for the year ended December 31, 2002, in the following registration statements and related prospectuses.


ConocoPhillips Form S-3       File No. 333-101187

ConocoPhillips Form S-8       File No. 333-98681


                                                    /s/ Ernst & Young LLP

                                                        ERNST & YOUNG LLP

Houston, Texas
March 24, 2003